Subsequent events	12 Months Ended
Aug. 31, 2025
Subsequent events
Subsequent events

33. Subsequent events

During the months of September, October and November 2025, the Company issued a total of 101,598 Voting Common Shares to third parties in exchange for marketing, management consulting services, and board fees provided to the Company.

On September 25, 2025, the Company entered into a new employment agreement with its Chief Executive Officer, Alexandre Mongeon. Under the terms of this agreement, Mr. Mongeon will be issued 285,000 Voting Common Shares as compensation for moving himself and his immediate family to Southern Florida. The shares will be issued once the move is completed.

In October 2025, Marine Ventures LLC completed the sale of two of the six real estate properties that were part of the Real Estate Agreement described in note 6. The Company received net proceeds of approximately $3.8 million from these transactions, after repayment of the related mortgage obligations. Upon completion of these transactions, the contingent conditions associated with the Real Estate Note (see notes 6, 20 and 21) were satisfied, and the Company, accordingly, will issue a $2.0 million convertible note to Roger Moore under the terms and conditions described in note 6.

On November 4, 2025, Clairitec S.A.S., a French-based supplier of battery chargers to the Company, advised that it had ﬁled a Notice of Civil Claim with the Commercial Tribunal of Bordeaux, France. The Claim alleges breach of contract, by the Company, of the supply contract it had entered with Clairitec S.A.S. on or about June 23, 2023, for the development and supply of battery chargers (the “Claim”). The stated amount of the Claim is €398,050. The Company believes the Claim is without merit and intends to vigorously defend itself against the Claim.